UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2005

PAINCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-14160	06-1110906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 N. Orange Avenue, Ste. 105, Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 367-0944

Registrant’s facsimile number, including area code: (407) 367-0950

Registrant’s Website address: www.paincareholdings.com

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Tschopp, Whitcomb & Orr, P.A. has resigned from its engagement as the principal accountant responsible for auditing the Company’s financial statements. The resignation, which is effective as of November 16, 2005, was accepted by the Company’s Audit Committee and the Board of Directors.

Tschopp’s report on the Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years and any subsequent interim period preceding Tschopp’s resignation, the Company did not have any disagreements with Tschopp on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tschopp, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period preceding Tschopp’s resignation, Tschopp did not advise the Company of any of the following:

(A) That the internal controls necessary for the Company to develop reliable financial statements did not exist;

(B) That information had come to Tschopp’s attention that had led it to no longer be able to rely on management’s representations, or that had made it unwilling to be associated with the financial statements prepared by management;

(C) (1) That Tschopp needed to expand significantly the scope of its audit, or that information had come to Tschopp’s attention that if further investigated may: (i) materially impact the fairness of reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that would have prevented it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management’s representations or be associated with the Company’s financial statements, and (2) due to Tschopp’s resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

(D) (1) That information has come to Tschopp’s attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Tschopp’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) the issue has not been resolved to Tschopp’s satisfaction prior to its resignation.

The Company provided Tschopp with a copy of the disclosures set forth in this Current Report on Form 8-K, and requested that Tschopp furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein. The letter received by the Company from Tschopp, in which Tschopp states that it is in agreement with the disclosures set forth herein, is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Tschopp, Whitcomb & Orr, P.A. dated November 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 17, 2005		PAINCARE HOLDINGS, INC.

	BY:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director